Supplement dated November 19, 2013
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2013 as amended and restated October 31, 2013

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGERS DISCLOSURE
Sub-Advisor: Edge Asset Management, Inc.
On page 105, in the Other Accounts Managed table, add the following (Information as of October 31, 2013):

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Sarah E. Radecki: Principal Capital Appreciation Account
Registered investment companies	1	$2.3 billion	N/A	N/A
Other pooled investment vehicles
Other accounts

On pages 105-106, delete the paragraphs following the Compensation heading and substitute:
Edge offers a competitive base salary and incentive compensation plan which attracts and retains top talent.  Total compensation is targeted to be competitive with national averages, and all investment professionals participate in our incentive compensation plan.  Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards.
The incentive-based portion of the investment professionals’ compensation is predominantly investment performance, but it also includes professional performance and the firm’s financial metrics.  Investment performance comprises the majority of a Portfolio Manager’s incentive compensation and is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups as measured equally by 1-3-5 year performance.  Professional performance is also a component of a Portfolio Manager's incentive compensation as measured by satisfaction of goals such as those related to team contribution and quality of research, and is inherently subjective. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth.
There is a portion of the cash based incentive compensation for employees that may be deferred.  This is dependent primarily on the level of the overall cash incentive compensation award.  If the overall cash incentive compensation award reaches a certain threshold, a portion of the award may be deferred over a three year annual vesting schedule.  The deferred assets are typically invested and valued as if invested in the Portfolio Manager’s lead mutual fund.
In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of Principal Financial Group common stock or a combination of performance shares and options to eligible participants who obtain high performance levels. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels.

Finally, all investment personnel are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan.  All Incentive Plans are reviewed periodically for alignment with market, client and firm objectives and are subject to change.
On page 106, in the Ownership of Securities table, add the following (Information as of October 31, 2013):

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Sarah E. Radecki	Principal Capital Appreciation	None

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